EXHIBIT 10.2

         THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THIS WARRANT AND THE COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS WARRANT UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO INCENTRA SOLUTIONS, INC. THAT SUCH REGISTRATION IS NOT REQUIRED.

          Right to Purchase up to __________ Shares of Common Stock of
                            Incentra Solutions, Inc.
                   (subject to adjustment as provided herein)

                          COMMON STOCK PURCHASE WARRANT

No. 2006-__                                             Issue Date: June 6, 2006

         INCENTRA SOLUTIONS, INC., a corporation organized under the laws of the State of Nevada ("ICNS"), hereby certifies that, for value received, ____________________, or assigns (the "Holder"), is entitled, subject to the terms set forth below, to purchase from the Company (as defined herein) from and after the Issue Date of this Warrant and at any time or from time to time before 5:00 p.m., Denver, Colorado time, through the close of business June 6, 2007 (the "Expiration Date"), up to ______ fully paid and nonassessable shares of Common Stock (as hereinafter defined), at the applicable Exercise Price (as defined below) per share. The number and character of such shares of Common Stock and the applicable Exercise Price per share are subject to adjustment as provided herein.

         As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

                  (a) The term "Company" shall include ICNS and any corporation which shall succeed, or assume the obligations of, ICNS hereunder.

                  (b) The term "Common Stock" includes (i) the Company's Common Stock, par value $0.001 per share; and (ii) any other securities into which or for which any of the securities described in (i) may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

                  (c) The term "Other Securities" refers to any stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) which the Holder of this Warrant at any time shall be entitled to receive, or shall have received, on the exercise of the Warrant, in lieu of or in addition to Common Stock, or

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         which at any time  shall be  issuable  or shall  have  been  issued  in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 4 or otherwise.

                  (d) The "Exercise Price" applicable under this Warrant shall be $1.40 per share.

1. EXERCISE OF WARRANT.

                  1.1 NUMBER OF SHARES ISSUABLE UPON EXERCISE. From and after the date hereof, the Holder shall be entitled to receive, upon exercise of this Warrant in whole or in part, by delivery of an original or fax copy of an exercise notice in the form attached hereto as Exhibit A (the "Exercise Notice") up to 142,080 shares of Common Stock of the Company, subject to adjustment pursuant to Section 4.

                  1.2 FAIR MARKET VALUE. For purposes hereof, the "Fair Market Value" of a share of Common Stock as of a particular date (the "Determination Date") shall mean:

                  (a) If the  Company's  Common  Stock is traded on the American
         Stock  Exchange  or  another  national  exchange  or is  quoted  on the
         National or SmallCap Market of The Nasdaq Stock Market, Inc. ("Nasdaq"), then the closing or last sale price, respectively, reported for the last business day immediately preceding the Determination Date.

                  (b) If the Company's Common Stock is not traded on the American Stock Exchange or another national exchange or on the Nasdaq but is traded on the National Association of Securities Dealers, Inc. Over-the-Counter Bulletin Board, then the mean of the average of the closing bid and asked prices reported for the last business day immediately preceding the Determination Date.

                  (c) Except as provided in clause (d) below, if the Company's Common Stock is not publicly traded, then as the Holder and the Company agree or in the absence of agreement by arbitration in accordance with the rules then in effect of the American Arbitration Association, before a single arbitrator to be chosen from a panel of persons qualified by education and training to pass on the matter to be decided.

                  (d) If the Determination Date is the date of a liquidation, dissolution or winding up, or any event deemed to be a liquidation, dissolution or winding up pursuant to the Company's charter, then all amounts to be payable per share to holders of the Common Stock pursuant to the charter in the event of such liquidation, dissolution or winding up, plus all other amounts to be payable per share in respect of the Common Stock in liquidation under the charter, assuming for the purposes of this clause (d) that all of the shares of Common Stock then issuable upon exercise of the Warrant are outstanding at the Determination Date.

                  1.3 COMPANY ACKNOWLEDGMENT. The Company will, at the time of the exercise of this Warrant, upon the request of the Holder hereof, acknowledge in writing its continuing obligation to afford to such Holder any rights to which such Holder shall continue to be entitled after such exercise in accordance with the provisions of this Warrant. If the Holder

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

shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to such Holder any such rights.

                  1.4 TRUSTEE FOR WARRANT HOLDERS. In the event that a bank or trust company shall have been appointed as trustee for the Holder of this Warrant pursuant to Subsection 3.2, such bank or trust company shall have all the powers and duties of a Warrant agent (as hereinafter described) and shall accept, in its own name for the account of the Company or such successor person as may be entitled thereto, all amounts otherwise payable to the Company or such successor, as the case may be, on exercise of this Warrant pursuant to this
Section 1.

2. PROCEDURE FOR EXERCISE.

                  2.1 DELIVERY OF STOCK CERTIFICATES, ETC., ON EXERCISE. The Company agrees that the shares of Common Stock purchased upon exercise of this Warrant shall be deemed to be issued to the Holder as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares in accordance herewith. As soon as practicable after the exercise of this Warrant in full or in part, and in any event within three (3) business days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the Holder, or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct in compliance with applicable securities laws, a certificate or certificates for the number of duly and validly issued, fully paid and nonassessable shares of Common Stock (or Other Securities) to which such Holder shall be entitled on such exercise, plus, in lieu of any fractional share to which such Holder would otherwise be entitled, cash equal to such fraction multiplied by the then Fair Market Value of one full share, together with any other stock or other securities and property (including cash, where applicable) to which such Holder is entitled upon such exercise pursuant to Section 1 or otherwise.

                  2.2 EXERCISE. (a) Payment may be made either (i) in cash or by certified or official bank check payable to the order of the Company equal to the applicable aggregate Exercise Price, (ii) by delivery of this Warrant, or shares of Common Stock and/or Common Stock receivable upon exercise of this Warrant in accordance with Section (b) below, or (iii) by a combination of any of the foregoing methods, for the number of Common Shares specified in such Exercise Notice (as such exercise number shall be adjusted to reflect any adjustment in the total number of shares of Common Stock issuable to the Holder per the terms of this Warrant); provided, however, that if at the time of delivery of an Exercise Notice the shares of Common Stock to be issued upon payment of the Exercise Price have been registered under the Securities Act of 1933, as amended (the "Securities Act"), and are covered by an effective registration statement under the Securities Act, payment of the Exercise Price may only be made pursuant to clause (i) above and may not be made pursuant to clause (ii) or (iii) above. Upon receipt by the Company of an Exercise Notice and proper payment of the aggregate Exercise Price, the Holder shall thereupon be entitled to receive the number of duly authorized, validly issued, fully-paid and non-assessable shares of Common Stock (or Other Securities) determined as provided herein.

         (b) Notwithstanding any provisions herein to the contrary, if the Fair Market Value of one share of Common Stock is greater than the Exercise Price (at the date of calculation as set

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

forth below), in lieu of exercising this Warrant for cash, the Holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being exercised) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Exercise Notice, in which event the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:

         X=Y       (A-B)
                  -------
                     A

         Where X =    the  number of shares of Common  Stock to be issued to the
                      Holder

         Y = the number of shares of Common Stock purchasable under this Warrant or, if only a portion of this Warrant is being exercised, the portion of this Warrant being exercised (at the date of such calculation)

         A = the Fair Market Value of one share of the Company's Common Stock (at the date of such calculation)

         B = the Exercise Price (as adjusted to the date of such calculation)

3. EFFECT OF REORGANIZATION, ETC.; ADJUSTMENT OF EXERCISE PRICE.

                  3.1 REORGANIZATION, CONSOLIDATION, MERGER, ETC. In case at any time or from time to time, the Company shall (a) effect a reorganization, (b) consolidate with or merge into any other person, or (c) transfer all or substantially all of its properties or assets to any other person under any plan or arrangement contemplating the dissolution of the Company, then, in each such case, as a condition to the consummation of such a transaction, proper and adequate provision shall be made by the Company whereby the Holder of this Warrant, on the exercise hereof as provided in Section 1 at any time after the consummation of such reorganization, consolidation or merger or the effective date of such dissolution, as the case may be, shall receive, in lieu of the Common Stock (or Other Securities) issuable on such exercise prior to such consummation or such effective date, the stock and other securities and property (including cash) to which such Holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if such Holder had so exercised this Warrant, immediately prior thereto, all subject to further adjustment thereafter as provided in Section 4.

                  3.2 DISSOLUTION. In the event of any dissolution of the Company following the transfer of all or substantially all of its properties or assets, the Company, concurrently with any distributions made to holders of its Common Stock, shall at its expense deliver or cause to be delivered to the Holder the stock and other securities and property (including cash, where applicable) receivable by the Holder of this Warrant pursuant to Section 3.1, or, if the Holder shall so instruct the Company, to a bank or trust company specified by the Holder and having its principal office in New York, NY as trustee for the Holder of this Warrant (the "Trustee").

                  3.3 CONTINUATION OF TERMS. Upon any reorganization, consolidation, merger or transfer (and any dissolution following any transfer) referred to in this Section 3, this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the shares of

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

stock and other securities and property receivable on the exercise of this Warrant after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any such stock or other securities, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the Company, whether or not such person shall have expressly assumed the terms of this Warrant as provided in Section 4. In the event this Warrant does not continue in full force and effect after the consummation of the transactions described in this Section 3, then the Company's securities and property (including cash, where applicable) receivable by the Holders of the Warrant will be delivered to Holder or the Trustee as contemplated by Section 3.2.

                  3.4 (a) ADJUSTMENTS TO THE EXERCISE PRICE. Except (i) as provided in Section 3.4(b) hereof, (ii) in the case of an event described in
Section 3.4(c) hereof and (iii) as the Holder otherwise agrees in writing to waive the provisions hereof, if and whenever after the date hereof the Company shall issue or sell, or is, in accordance with this Section 3.4(a), deemed to have issued or sold, any shares of Common Stock for a consideration per share less than the Exercise Price in effect immediately prior to such issuance or sale, then, upon such issuance or sale (or deemed issuance or sale), the Exercise Price shall be reduced to the price determined by dividing (i) the sum of (A) the Common Stock Deemed Outstanding (as defined in subparagraph (x) below) immediately prior to such issuance or sale (or deemed issuance or sale) multiplied by the Exercise Price then in effect and (B) the aggregate consideration, if any, received by the Corporation upon such issuance or sale (or deemed issuance or sale) by (ii) the Common Stock Deemed Outstanding immediately after such issuance or sale (or deemed issuance or sale).

   For purposes of this Section 3.4, the following shall also be applicable:

                  (i) ISSUANCE OF RIGHTS OR OPTIONS. If the Company shall, at any time after the date hereof, in any manner grant (whether directly or by assumption in a merger or otherwise) any warrants or other rights to subscribe for or to purchase, or any options for the purchase of, Common Stock or any stock or security convertible into or exchangeable for Common Stock (such warrants, rights or options being called "Options" and such convertible or exchangeable stock or securities being called "CONVERTIBLE Securities"), in each case for consideration per share (determined as provided in this paragraph and in Section 3.4(vi)) hereof less than the Exercise Price then in effect, whether or not such Options or the right to convert or exchange any such Convertible Securities are immediately exercisable, then the total maximum number of shares of Common Stock issuable upon the exercise of such Options, or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon exercise of such Options, shall be deemed to have been issued as of the date of granting of such Options, at a price per share equal to the amount determined by dividing (A) the total amount, if any, received or receivable by the Company as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable to the Corporation upon the exercise of all such Options, plus, in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issuance or sale of such Convertible Securities and upon the conversion or exchange thereof, by (B) the total maximum number of shares of Common Stock deemed to have been so issued. Except as otherwise provided

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

         in Section 3.4(iii) hereof, no adjustment of the Exercise Price shall be made upon the actual issuance of such Common Stock or of such Convertible Securities upon exercise of such Options or upon the actual issuance of such Common Stock upon conversion or exchange of such Convertible Securities.

                  (ii) ISSUANCE OF CONVERTIBLE SECURITIES. If the Company shall, at any time after the date hereof, in any manner issue or sell any Convertible Securities for consideration per share (determined as provided in this paragraph and in Section 3.4(vi)) hereof less than the Exercise Price then in effect, whether or not the rights to exchange or convert any such Convertible Securities are immediately exercisable, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall be deemed to have been issued as of the date of the issuance or sale of such Convertible Securities, at a price per share equal to the amount determined by dividing (A) the total amount, if any, received or receivable by the Company as consideration for the issuance or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (B) the total maximum number of shares of Common Stock deemed to have been so issued; PROVIDED, that
         (1) except as otherwise provided in Section 3.4(iii) hereof, no adjustment of the Exercise Price shall be made upon the actual issuance of such Common Stock upon conversion or exchange of such Convertible Securities and (2) if any such issuance or sale of such Convertible Securities is made upon exercise of any Options to purchase any such Convertible Securities, no further adjustment of the Exercise Price shall be made by reason of such issuance or sale.

                  (iii) CHANGE IN OPTION PRICE OR CONVERSION RATE. If there shall occur a change in (A) the maximum number of shares of Common Stock issuable in connection with any Option referred to in Section 3.4(a) or any Convertible Securities referred to in Section 3.4(a)(i) or (ii) hereof, (B) the purchase price provided for in any Option referred to in Section 3.4(a)(i) hereof, (C) the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in Section 3.4(a)(i) or (ii) hereof, or (D) the rate at which Convertible Securities referred to in Section 3.4(a)(i) or (ii) hereof are convertible into or exchangeable for Common Stock (in each case, other than in connection with an event described in Section 3.4(b) hereof), then the Exercise Price in effect at the time of such event shall be adjusted to the Exercise Price that would have been in effect at such time had such Options or Convertible Securities that are still outstanding provided for such changed maximum number of shares, purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold, but only if as a result of such adjustment the Exercise Price then in effect is thereby reduced.

                  (iv) STOCK DIVIDENDS. If the Company, at any time or from time to time after the date hereof, shall declare or make, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or make any other distribution upon any stock of the Company payable in Common Stock, Options or Convertible Securities, any Common Stock, Options or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration, and the Exercise Price will be adjusted pursuant to this

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         Section  3.4(a);  PROVIDED,  that  if any  adjustment  is  made  to the
         Exercise Price as a result of the declaration of a dividend and such dividend is not effected, the Exercise Price shall be appropriately readjusted to the Exercise Price in effect had such dividend not been declared.

                  (v) OTHER DIVIDENDS AND DISTRIBUTIONS. If the Company, at any time or from time to time after the date hereof, shall declare or make, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities or other property of the Company other than shares of Common Stock, then and in each such event provision shall be made so that the Holder shall receive upon exercise hereof, in addition to the number of shares of Common Stock receivable thereupon, the amount of such other securities of the Company or the value of such other property that they would have received had this Warrant been exercised for Common Stock on the date of such event and had Holder thereafter, during the period from the date of such event to and including the conversion date, retained such securities or other property receivable by them during such period giving application to all adjustments called for during such period under Section 3.3 with respect to the rights of the Holder; and, PROVIDED, FURTHER, however, that no such adjustment shall be made if the Holder simultaneously receives a dividend or other distribution of such securities or other property in an amount equal to the amount of such securities or other property as he or she would have received if this Warrant had been exercised for Common Stock on the date of such event.

                  (vi) CONSIDERATION FOR STOCK. If the Company, at any time or from time to time after the date hereof, shall issue or sell, or is deemed to have issued or sold, any shares of Common Stock for cash, the consideration received therefor shall be deemed to be the amount received or to be received by the Company therefor (determined with respect to deemed issuances and sales in connection with Options and Convertible Securities in accordance with clause (A) of Section 3.4(a)(i) or (ii) hereof, as appropriate). In case any shares of Common Stock shall be issued or sold, or deemed issued or sold, for a consideration other than cash, the amount of the consideration other than cash received by the Company shall be deemed to be the fair value of such consideration received or to be received by the Company (determined with respect to deemed issuances and sales in connection with Options and Convertible Securities in accordance with clause (A) of Section 3.4(a)(i) or(ii) hereof, as appropriate) as determined in good faith by the Board of Directors of the Company. In case any Options shall be issued in connection with the issuance and sale of other securities of the Company, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued for such consideration as determined in good faith by the Board of Directors of the Company.

                  (vii) RECORD DATE. In case the Company shall take a record of the holders of its Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in Common Stock, Options or Convertible Securities or (B) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issuance or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend

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         or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

                  (viii) TREASURY SHARES. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company; PROVIDED, that the disposition of any such shares shall be considered an issuance or sale of Common Stock for the purpose of this Section 3.4.

                  (ix) OTHER ISSUANCES OR SALES. In calculating any adjustment to the Exercise Price pursuant to this Section 3.4(a): (A) any shares of Common Stock, Options or Convertible Securities issued or sold (or deemed issued or sold pursuant to Section 3.4(a)(i) or (ii) above) after the date hereof and prior to the effective date of such adjustment, the issuance or sale (or deemed issuance or sale) of which did not result in any adjustment to the Exercise Price under this
         Section 3.4(a), shall be deemed to have been issued or sold as part of the issuance or sale (or deemed issuance or sale) giving rise to such adjustment for the same consideration per share as the Company received in the issuance or sale (or deemed issuance or sale) giving rise to such adjustment, and (B) any Options or Convertible Securities that provide, as of the effective date of such adjustment, for the issuance upon exercise or conversion thereof of an indeterminable number of shares of Common Stock shall (together with the shares of Common Stock issuable upon exercise or conversion thereof) be disregarded; PROVIDED, that at such time as the number of shares of Common Stock issuable upon exercise or conversion of such Options or Convertible Securities becomes determinable, the Exercise Price shall be adjusted as provided in Section 3.4(a)(iii) above.

                  (x) COMMON  STOCK  DEEMED  OUTSTANDING.  For  purposes of this
         Section 3.4, the term "Common Stock Deemed Outstanding" shall mean, at any time, the sum of (A) the number of shares of Common Stock outstanding immediately prior to the date hereof (including for this purpose all shares of Common Stock issuable upon exercise or conversion of any Options or Convertible Securities outstanding immediately prior to the date hereof), PLUS (B) the number of shares of Common Stock issued or sold (or deemed issued or sold) after the date hereof, the issuance or sale of which resulted in an adjustment to the Exercise Price pursuant to Section 3.4(a) hereof, PLUS (C) the number of shares of Common Stock deemed issued or sold pursuant to Section 3.4(a)(ix)(A) above; PROVIDED, that Common Stock Deemed Outstanding shall not include any shares of Common Stock issuable upon exercise of the Warrant.

         (b) CERTAIN ISSUES OF COMMON STOCK EXCEPTED. Anything herein to the contrary notwithstanding, the Corporation shall not be required to make any adjustment of the Exercise Price in the case of the issuance from and after the Filing Date of (i) shares of Common Stock upon conversion of the Notes, upon exercise of the Warrants, upon conversion of other convertible securities issued prior to the date hereof, or upon exercise of warrants issued prior to the date hereof, and (ii) up to 4,012,500 shares of Common Stock or options therefor to directors, officers, employees or consultants of the Company in connection with their service as directors of the Company, their employment by the Company or their retention as consultants by the Company, in each case authorized by the Board of Directors and issued pursuant to the

Company's 2000 Equity Incentive Plan, 2006 Stock Option Plan, or 401K Plan ("EXCLUDED SHARES").

         (c) SUBDIVISION OR COMBINATION OF COMMON STOCK. In case the Company shall at any time after the date hereof subdivide its outstanding shares of Common Stock into a greater number of shares (by any stock split, stock dividend or otherwise), the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced, and, conversely, in case the Company shall at any time after the date hereof combine its outstanding shares of Common Stock into a smaller number of shares (by any reverse stock split or otherwise), the Exercise Price in effect immediately prior to such combination shall be proportionately increased. In the case of any such subdivision, no further adjustment shall be made pursuant to Section 3.4(a)(iv) hereof by reason thereof.

         (d) RECLASSIFICATION. If the Company at any time shall, by reclassification or otherwise, change the Common Stock into the same or a different number of securities of any class or classes, this Note, as to the unpaid Principal Amount and accrued interest thereon, shall thereafter be deemed to evidence the right to purchase an adjusted number of such securities and kind of securities as would have been issuable as the result of such change with respect to the Common Stock (i) immediately prior to or (ii) immediately after, such reclassification or other change at the sole election of the Holder.

4. CERTIFICATE AS TO ADJUSTMENTS. In each case of any adjustment or readjustment in the shares of Common Stock (or Other Securities) issuable on the exercise of this Warrant, the Company at its expense will promptly cause its Chief Financial Officer or other appropriate designee to compute such adjustment or readjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (a) the consideration received or receivable by the Company for any additional shares of Common Stock (or Other Securities) issued or sold or deemed to have been issued or sold, (b) the number of shares of Common Stock (or Other Securities) outstanding or deemed to be outstanding, and (c) the Exercise Price and the number of shares of Common Stock to be received upon exercise of this Warrant, in effect immediately prior to such adjustment or readjustment and as adjusted or readjusted as provided in this Warrant. The Company will forthwith mail a copy of each such certificate to the Holder of this Warrant and any Warrant agent of the Company (appointed pursuant to Section 11 hereof).

5. RESERVATION OF STOCK, ETC., ISSUABLE ON EXERCISE OF WARRANT. The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of this Warrant, shares of Common Stock (or Other Securities) from time to time issuable on the exercise of this Warrant.

6.  ASSIGNMENT;  EXCHANGE  OF WARRANT.  Subject to  compliance  with  applicable securities laws, this Warrant, and the rights evidenced hereby, may be transferred by any registered holder hereof (a "Transferor") in whole or in part. On the surrender for exchange of this Warrant, with the Transferor's endorsement in the form of Exhibit B attached hereto (the "Transferor Endorsement Form") and together with evidence reasonably satisfactory to the Company demonstrating compliance with applicable securities laws, which shall include, without limitation, the provision of a legal opinion from the Transferor's counsel that such transfer is exempt from the registration requirements of applicable securities laws, and with payment by the Transferor of any applicable transfer taxes) will issue and deliver to or on the order of the Transferor thereof a new Warrant of like tenor, in the name of the Transferor and/or the transferee(s) specified in such Transferor Endorsement Form (each a "Transferee"), calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant so surrendered by the Transferor.

7. REPLACEMENT OF WARRANT. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of this Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

8. REGISTRATION RIGHTS. The Holder of this Warrant has been granted certain registration rights by the Company. These registration rights are set forth in the Registration Rights Agreement dated as of June 6, 2006 entered into by the Company and the initial Holder of this Warrant, as amended, modified or supplemented from time to time.

9. MAXIMUM EXERCISE. Notwithstanding anything herein to the contrary, in no event shall the Holder be entitled to exercise any portion of this Warrant in excess of that portion of this Warrant upon exercise of which the sum of (1) the number of shares of Common Stock beneficially owned by the Holder and its Affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unexercised portion of the Warrant or the unexercised or unconverted portion of any other security of the Holder subject to a limitation on conversion analogous to the limitations contained herein) and
(2) the number of shares of Common Stock issuable upon the exercise of the portion of this Warrant with respect to which the determination of this proviso is being made, would result in beneficial ownership by the Holder and its Affiliates of any amount greater than 9.99% of the then outstanding shares of Common Stock (whether or not, at the time of such exercise, the Holder and its Affiliates beneficially own more than 9.99% of the then outstanding shares of Common Stock). As used herein, the term "Affiliate" means any person or entity that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a person or entity, as such terms are used in and construed under Rule 144 under the Securities Act. For purposes of the proviso to the second preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulations 13D-G thereunder, except as otherwise provided in clause (1) of such proviso. The limitations set forth herein (x) may be waived by the Holder upon provision of no less than sixty-one (61) days prior notice to the Company and (y) shall automatically become null and void following notice to the Company upon the occurrence and during the continuance of an Event of Default (as defined in either Note referred to in the Purchase Agreement dated as of the date hereof among the Holder and the Company (as amended, modified, restated and/or supplemented from time to time, the "Purchase Agreement")) which has not been waived by the Holder.

10. RESTRICTION. Notwithstanding anything to the contrary contained herein, the Holder hereby agrees that during the period on and after the Issue Date and prior to the date that is the one year anniversary of the Issue Date, it shall not sell any Common Stock acquired upon exercise of this Warrant.

11. WARRANT AGENT. The Company may, by written notice to the Holder of this Warrant, appoint an agent for the purpose of issuing Common Stock (or Other Securities) on the exercise of this Warrant pursuant to Section 1, exchanging this Warrant pursuant to Section 7, and replacing this Warrant pursuant to
Section 8, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

12. TRANSFER ON THE COMPANY'S BOOKS. Until this Warrant is transferred on the books of the Company, the Company may treat the registered Holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

13. NOTICES, ETC. All notices and other communications from the Company to the Holder of this Warrant shall be mailed by first class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company in writing by such Holder or, until any such Holder furnishes to the Company an address, then to, and at the address of, the last Holder of this Warrant who has so furnished an address to the Company.

14. MISCELLANEOUS. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant shall be governed by and construed in accordance with the laws of State of Colorado without regard to principles of conflicts of laws. Any action brought concerning the transactions contemplated by this Warrant shall be brought only in the state courts of Colorado or in the federal courts located in the state of Colorado. In the event that any provision of this Warrant is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of this Warrant. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision hereof. The Company acknowledges that legal counsel participated in the preparation of this Warrant and, therefore, stipulates that the rule of construction that ambiguities are to be resolved against the drafting party shall not be applied in the interpretation of this Warrant to favor any party against the other party.



                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the Company has executed this Warrant as of the date first written above.

                                           INCENTRA SOLUTIONS, INC.

WITNESS:
                                           By:    /s/Thomas P. Sweeney III
                                                  ------------------------------
                                           Name:  Thomas P. Sweeney III
                                                  ------------------------------
                                           Title: Chief Executive Officer
-------------------------------------             ------------------------------

                                                                       EXHIBIT A

                              FORM OF SUBSCRIPTION
                   (To Be Signed Only On Exercise Of Warrant)


TO:      INCENTRA SOLUTIONS, INC.
         1140 Pearl Street
         Boulder, CO 80302
         Attention:   Chief Financial Officer

         The undersigned, pursuant to the provisions set forth in the attached Warrant (No.____), hereby irrevocably elects to purchase (check applicable box):

_________     ________ shares of the Common Stock covered by such Warrant; or

_________     the  maximum  number of shares of  Common  Stock  covered  by such
              Warrant pursuant to the cashless  exercise  procedure set forth in
              Section 2.

         The undersigned herewith makes payment of the full Exercise Price for such shares at the price per share provided for in such Warrant, which is $1.40. Such payment takes the form of (check applicable box or boxes):

_________     $__________ in lawful money of the United States; and/or

_________     the  cancellation  of such portion of the  attached  Warrant as is exercisable for a total of _______ shares of Common Stock (using a Fair Market Value of $_______ per share for purposes of this calculation); and/or

_________     the  cancellation  of such number of shares of Common  Stock as is necessary,  in  accordance  with the  formula set forth in Section
              2.2, to exercise this Warrant with respect to the maximum number of shares of Common Stock purchasable pursuant to the cashless exercise procedure set forth in Section 2.

         The undersigned requests that the certificates for such shares be issued in the name of, and delivered to ________________________________________
whose address is ______________________________________________________________.

         The undersigned represents and Warrants that all offers and sales by the undersigned of the securities issuable upon exercise of the within Warrant shall be made pursuant to registration of the Common Stock under the Securities Act of 1933, as amended (the "Securities Act") or pursuant to an exemption from registration under the Securities Act.

Dated:   ________________________   ____________________________________________
                                    (Signature must conform to name of holder as specified on the face of the Warrant)

                                    Address: ___________________________________

                                             ___________________________________

                                                                       EXHIBIT B

                         FORM OF TRANSFEROR ENDORSEMENT
                   (To Be Signed Only On Transfer Of Warrant)

         For value received, the undersigned hereby sells, assigns, and transfers unto the person(s) named below under the heading "Transferees" the right represented by the within Warrant to purchase the percentage and number of shares of Common Stock of INCENTRA SOLUTIONS, INC. into which the within Warrant relates specified under the headings "Percentage Transferred" and "Number Transferred," respectively, opposite the name(s) of such person(s) and appoints each such person Attorney to transfer its respective right on the books of INCENTRA SOLUTIONS, INC. with full power of substitution in the premises.

                                                                                    Percentage            Number
 Transferees                               Address                                  Transferred         Transferred
 -----------                               -------                                  -----------         -----------


--------------------------------------    -----------------------------------    -----------------    ----------------


--------------------------------------    -----------------------------------    -----------------    ----------------


--------------------------------------    -----------------------------------    -----------------    ----------------


--------------------------------------    -----------------------------------    -----------------    ----------------


Dated: __________________________   ____________________________________________
                                    (Signature must conform to name of holder as specified on the face of the Warrant)

                                    Address: ___________________________________

                                             ___________________________________


                                    SIGNED IN THE PRESENCE OF:


                                    ____________________________________________
                                                       (Name)
ACCEPTED AND AGREED:
[TRANSFEREE]


___________________________________
              (Name)

                                       B-1